Exhibit 10.4
Execution Copy

PLEDGE AGREEMENT
dated as of May 23, 2011
by and among
WRIGHT EXPRESS CORPORATION
and
CERTAIN DOMESTIC SUBSIDIARIES
as Pledgors
and
BANK OF AMERICA, N.A.,
as Administrative Agent

Pledge Agreement

Execution Copy
PLEDGE AGREEMENT
     This PLEDGE AGREEMENT, dated as of May 23, 2011 (as in effect from time to time, this “Agreement”), made by WRIGHT EXPRESS CORPORATION, a Delaware corporation (the “Company”), each of the Domestic Subsidiary Guarantors now or hereafter a party hereto (collectively, together with the Company, the “Pledgors” and each individually, a “Pledgor”) in favor of BANK OF AMERICA, N.A., as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”):
     This Agreement is made pursuant to that certain Credit Agreement, dated as of the date hereof (as in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meaning specified in the Credit Agreement), among the Company, the Designated Borrowers from time to time party thereto, each Lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and RBS Citizens, National Association as joint lead arrangers and joint book managers, providing, among other things, for Loans, Letters of Credit and other extensions of credit to or for the benefit of the Borrowers.
     It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Administrative Agent this Agreement.
     In consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Administrative Agent and hereby covenants and agrees with the Administrative Agent as follows:
1.	CERTAIN DEFINITIONS; INITIAL REPRESENTATIONS, ETC.

1.1.	(a) Definitions. As used herein:
     “Administrative Agent” has the meaning specified in the introductory paragraph of this Agreement.
     “Collateral” has the meaning provided in Section 2.1.
     “Credit Agreement” has the meaning provided in the preliminary statements hereto.
     “Permitted Liens” means those Liens permitted to be in existence pursuant to Section 7.01 of the Credit Agreement.
     “Pledged Entity” means the issuer of any Pledged Equity Interests.
     “Pledged Equity Interests” means all Equity Interests issued by any Foreign Subsidiary (other than an Excluded Pledge Subsidiary) and owned by such Pledgor.
Pledge Agreement

     “Pledgor” has the meaning specified in the introductory paragraph to this Agreement.
     “Secured Parties” means the Administrative Agent, the Lenders, any Hedge Bank, any Cash Management Bank, any Indemnitee and any other holders from time to time of the Obligations.
     “Termination Date” means the date upon which all of the Obligations (other than contingent indemnity obligations) have been paid in full and extinguished and the Commitments under the Credit Agreement have been terminated.
     (b) Certain Matters of Construction. With reference to this Agreement, unless otherwise specified herein:
     (i) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in this Agreement, shall be construed to refer to this Agreement in its entirety and not to any particular provision thereof, (iv) all references in this Agreement to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     (ii) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
     (iii) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.
     1.2. Representations and Warranties as to Collateral Initially Pledged Hereunder. Each Pledgor represents and warrants that on the date hereof:
Pledge Agreement

     (a) Schedule 1 hereto describes the number, type and percentage amount of all Equity Interests of any Foreign Subsidiary (other than any Excluded Pledge Subsidiary) owned by it;
     (b) such Pledgor is the holder of record and sole beneficial owner of the Equity Interests indicated opposite its name on Schedule 1 hereto.
2.	PLEDGE OF SECURITIES, GRANT OF SECURITY INTERESTS, ETC.
     2.1. Pledge. (a) To secure the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent a first priority continuing security interest in all of its right, title and interest in, to and under such Pledgor’s Pledged Equity Interests, whether now owned or hereafter acquired (collectively, the “Collateral”), and including, without limitation, the following:
     (i) all its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Pledged Equity Interests;
     (ii) all other payments due or to become due to such Pledgor in respect of such Pledged Equity Interests, whether under any Organization Document or otherwise, and whether as contractual obligations, damages, insurance proceeds or otherwise;
     (iii) all of its claims, rights and entitlements, if any, under any Organization Document or at law or otherwise in respect of such Pledged Equity Interests;
     (iv) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and
     (v) to the extent not otherwise included, all proceeds of any or all of the foregoing.
     (b) Each Pledgor hereby pledges and deposits as security with the Administrative Agent and delivers to the Administrative Agent certificates or instruments therefor accompanied by undated transfer powers duly executed in blank by such Pledgor, or such other instruments of transfer as are reasonably acceptable to the Administrative Agent.
     2.2. Subsequently Acquired Securities. If a Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Pledged Equity Interests at any time or from time to time after the date hereof which are represented by certificates or instruments, such Pledgor will,
Pledge Agreement

concurrently with the next occurring delivery of the financial statements required by Section 6.01 of the Credit Agreement, but subject in each case to Section 2.4 hereof, pledge and deposit such Pledged Equity Interests as security with the Administrative Agent and deliver to the Administrative Agent certificates or instruments thereof, accompanied by undated transfer powers duly executed in blank by such Pledgor, or such other instruments of transfer as are reasonably acceptable to the Administrative Agent.
     2.3. Uncertificated Securities. If any Pledged Equity Interests (whether or not now owned or hereafter acquired) are uncertificated, each applicable Pledgor shall promptly notify the Administrative Agent thereof, and shall promptly take all actions required or requested by the Administrative Agent to perfect the security interest of the Administrative Agent under applicable Laws (including, in any event, under Section 8-103 of the Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Administrative Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies hereunder.
     2.4. Limitations. Notwithstanding Sections 2.1 and 2.2, no Pledgor shall be required to pledge hereunder any Equity Interests of any Excluded Pledge Subsidiary or any Equity Interest in excess 65% of the total combined voting power of all classes of Equity Interests of any Foreign Subsidiary.
3.	APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.
     The Administrative Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Equity Interests, which may be held (in the discretion of the Administrative Agent) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent or any nominee or nominees of the Administrative Agent or a sub-agent appointed by the Administrative Agent.
4.	VOTING, ETC. WHILE NO EVENT OF DEFAULT.
     Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof. All such rights of such Pledgor to vote and to give consents waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Section 6 hereof shall become applicable.
5.	DIVIDENDS AND OTHER DISTRIBUTIONS.
     Unless and until an Event of Default shall have occurred and be continuing, all cash dividends or other amounts payable in respect of the Collateral shall be paid to the relevant Pledgor.
     All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Administrative Agent, and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).
Pledge Agreement

6.	REMEDIES IN CASE OF AN EVENT OF DEFAULT.
     In case an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Loan Document, or by applicable Law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Administrative Agent shall be entitled, without limitation to exercise any or all of the following rights which each Pledgor hereby agrees to be commercially reasonable:
     (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 5 to a Pledgor;
     (ii) to transfer all or any part of the Collateral into the Administrative Agent’s name or the name of its nominee or nominees;
     (iii) to vote all or any part of the Collateral (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and
     (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Administrative Agent in its absolute discretion may determine, provided that 10 days’ notice (or such longer period as may be required by law) of the time and place of any such sale shall be given to the relevant Pledgor; each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by applicable law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted; at any such sale, unless prohibited by applicable law, the Administrative Agent on behalf of all Secured Parties (or certain of them) may bid for and purchase (by credit bid of the Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption; and neither the Administrative Agent nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.
Pledge Agreement

7.	REMEDIES CUMULATIVE.
     Each right, power and remedy of the Administrative Agent provided for in this Agreement or any other Loan Document now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Administrative Agent of any one or more of the rights, powers or remedies provided for in this Agreement and any other Loan Document now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Administrative Agent or any other Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent or any Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents or applicable law, no notice to or demand upon any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Administrative Agent or any other Secured Party to any other further action in any circumstances without demand or notice.
8.	APPLICATION OF PROCEEDS.
     (a) All monies collected by the Administrative Agent upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement shall be applied as set forth in Section 8.03 of the Credit Agreement (or any successor provision).
     (b) All payments required to be made to the Lenders hereunder shall be made in the manner required by the Credit Agreement.
     (c) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral applied pursuant to Section 8(a) and (y) the aggregate outstanding amount of the Obligations.
9.	PURCHASERS OF COLLATERAL.
     Upon any sale of the Collateral by the Administrative Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.
10.	FURTHER ASSURANCES.
     Each Pledgor authorizes the Administrative Agent to, at such Pledgor’s expense, to file under the Uniform Commercial Code such financing statements, continuation statements and such other documents (and, to the extent necessary, will join with the Administrative Agent at such Pledgor’s own expense in filing such other documents) in such offices as the Administrative Agent may deem reasonably necessary or reasonably desirable and wherever required or
Pledge Agreement

permitted by law in order to perfect and preserve the Administrative Agent’s security interest in the Collateral hereunder and hereby authorizes the Administrative Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem reasonably advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder or thereunder.
11.	THE ADMINISTRATIVE AGENT.
     The Administrative Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.
12.	TRANSFER BY THE PLEDGORS.
     No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as permitted under the Credit Agreement or in accordance with the terms of this Agreement and the other Loan Documents).
13.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
     (a) Each Pledgor represents, warrants and covenants that:
     (i) it is the legal, beneficial and record owner of, and has good title to, all Pledged Equity Interests and all other Collateral pledged by it hereunder, subject to no Lien whatsoever other than Permitted Liens;
     (ii) it has full organizational power, authority and legal right to pledge all the Pledged Equity Interests and all other Collateral pledged by it pursuant to this Agreement;
     (iii) all Equity Interests constituting part of the Collateral have been duly authorized and validly issued and, if applicable, are fully paid and nonassessable;
     (iv) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any Organization Document of any Pledged Entity, and such Pledgor is not in violation of any other material provisions of any Organization Document of any Pledged Entity, or otherwise in default or violation thereunder, and no Pledged
Pledge Agreement

Equity Interests are subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto. Other than with respect to Equity Interests of any Pledged Entity that are not required to pledged hereunder, there are no certificates, instruments, documents or other writings (other than the Organization Documents and certificates and instruments, if any, delivered to the Administrative Agent) which evidence any Pledged Equity Interests of any Pledged Entity).
     (v) the pledge and assignment of the Pledged Equity Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings and recordings have been made or obtained), creates a valid, perfected and continuing security interest in such Pledged Equity Interests and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Collateral other than Permitted Liens;
     (vi) there are no currently effective financing statements under the UCC covering any Collateral and such Pledgor will not, without the prior written consent of the Administrative Agent, until the Termination Date, file or cause to be filed in any public office any enforceable financing statements covering all or any portion of the Collateral, except financing statements filed or to be filed in favor of the Administrative Agent as secured party or otherwise filed or to be filed in connection with Permitted Liens;
     (vii) such Pledgor has not granted and shall not grant “control” (within the meaning of such term under Section 9-106 of the Uniform Commercial Code) over any Pledged Equity Interests or other Collateral to any Person other than the Administrative Agent; and
     (viii) it shall give the Administrative Agent prompt notice of any written claim relating to the Collateral received by Administrative Agent and shall deliver to the Administrative Agent a copy of each other demand, notice, document received by it which may adversely affect the Administrative Agent’s interest in the Collateral simultaneously with the next occurring delivery of the financial statements required to be delivered under Section 6.01 of the Credit Agreement.
     (b) Each Pledgor covenants and agrees that it will defend the Administrative Agent’s right, title and security interest in and to the Collateral (including the proceeds thereof) against the claims and demands of all Persons whomsoever other than Persons holding Liens permitted under the Loan Documents.
14.	PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.
     The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and to the extent
Pledge Agreement

permitted by applicable law, shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than payment in full of the Obligations), including, without limitation:
     (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from this Agreement and any other Loan Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;
     (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;
     (c) any furnishing of any additional security to the Administrative Agent or its assignee or any acceptance thereof or any release of any security by the Administrative Agent or its assignee;
     (d) any limitation on any Person’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
     (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to a Pledgor or any Subsidiary of a Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not a Pledgor shall have notice or knowledge of any of the foregoing.
15.	REGISTRATION, ETC.
     (a) [Reserved.]
     (b) If at any time when the Administrative Agent shall determine to exercise its right to sell all or any part of the Pledged Equity Interests pursuant to Section 6, such Pledged Equity Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act or other applicable legal requirements, the Administrative Agent may, in its sole and absolute discretion, sell such Pledged Equity Interests or part thereof by private sale in such manner and under such circumstances as Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that 10 days’ (or such longer period required by applicable Law) notice of the time and place of any such sale shall be given to the relevant Pledgor. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Equity Interests or part thereof shall have been filed under the Securities Act or other applicable legal requirements, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may
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restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Equity Interests or part thereof. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability to any Pledgor for selling all or any part of the Pledged Equity Interests at a price which the Administrative Agent may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.
16.	TERMINATION; RELEASE.
     (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 10 hereof shall survive any such termination) and the Administrative Agent, at the request and expense of the relevant Pledgor, will execute and deliver to the relevant Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver, or have delivered, to the relevant Pledgor (or its designee) (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Administrative Agent hereunder.
     (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or is otherwise subject to release in accordance with the terms of the Credit Agreement, the Administrative Agent, at the request and expense of such Pledgor will release such Collateral from this Agreement, and will duly assign, transfer and deliver, or have delivered, to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Administrative Agent and has not theretofore been released pursuant to this Agreement, or if such Collateral cannot be located, an affidavit of loss with appropriate indemnification language.
     (c) At any time that a Pledgor desires that Collateral be released as provided in the foregoing Section 16(b), it shall deliver to the Administrative Agent a certificate signed by an authorized officer stating that the release of the respective Collateral is permitted pursuant to Section 16(b) or the Credit Agreement. The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Section 16 or the Credit Agreement.
17.	NOTICES, ETC.
     All notices and other communications hereunder shall be in writing and shall be given in the form, manner and delivered to the addresses determined under Section 10.02 of the Credit Agreement.
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18.	WAIVER; AMENDMENT.
     None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor and the Administrative Agent with the consent of the Required Lenders or, to the extent required by Section 10.01 of the Credit Agreement, all of the Lenders.
19.	ADMINISTRATIVE AGENT NOT BOUND.
     (a) Unless the Administrative Agent shall become the absolute owner of any Pledged Equity Interest pursuant hereto, nothing herein shall be construed to make the Administrative Agent liable as a member, stockholder or partner of any Pledged Entity, and the Administrative Agent by virtue of this Agreement or otherwise shall not have any of the duties, obligations or liabilities of a member, stockholder or partner of any Pledged Entity. The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of any Capital Stock or Equity Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Administrative Agent and/or a Pledgor.
     (b) Except as provided in Section 19(a) above, the Administrative Agent, by accepting this Agreement, does not intend to become a stockholder, partner or member of any Pledged Entity or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Entity either before or after an Event of Default shall have occurred. The Administrative Agent shall have only those powers set forth herein and except as provided in Section 19(a) shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Entity or of a Pledgor.
     (c) The Administrative Agent shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the Collateral pledge hereby effected.
     (d) The acceptance by the Administrative Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Administrative Agent to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.
20.	ACKNOWLEDGMENT AND CONSENT.
     Each Pledgor shall promptly cause each Pledged Entity to execute and deliver to the Administrative Agent an acknowledgment and consent with respect to this Agreement substantially in the form of Exhibit B hereto, with such changes to reflect any Foreign Subsidiary Pledge Documents as may be acceptable to, or required by, the Administrative Agent.
Pledge Agreement

21.	ADDITIONAL PLEDGORS.
     Pursuant to Section 6.13 of the Credit Agreement, certain Loan Parties more fully described in such Section 6.13 shall, upon the occurrence of certain events or conditions specified in such Section 6.13 , be required to enter into this Agreement as a Pledgor. Upon the execution and delivery to the Administrative Agent of a supplement in the form of Exhibit A hereto, such Loan Party shall become a Pledgor hereunder with the same force and effect as if originally named a Pledgor herein. The rights and obligations of each other Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.
22.	MISCELLANEOUS.
     (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 16, (ii) be binding upon each Pledgor, its successors and permitted assigns in accordance with the Credit Agreement; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (with the prior written consent of the Required Lenders (or all of the Lenders) to the extent required by Section 10.01 of the Credit Agreement), and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Secured Parties and their respective successors and permitted assigns.
     (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     (c) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
     (d) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.
23.	WAIVER OF JURY TRIAL.
     EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR
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ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[Signatures on Following Page]
Pledge Agreement

     IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Pledgors: WRIGHT EXPRESS CORPORATION
By:	/s/ Steven Elder
	Name:	Steven Elder
	Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Maurice Washington
	Name:	Maurice Washington
	Title:	Vice President

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Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

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SCHEDULE 1
To
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LIST OF PLEDGED EQUITY INTERESTS

		Type of	Number of Shares	Certificate
Pledgor	Name of Issuing Entity	Equity	or Equity Interest	No.	Percentage Owned
Wright Express Corporation	Wright Express Australia Holdings Pty Ltd	Ordinary Shares	58,500,001 [This represents 65% of the ordinary shares of Wright Express Australia Holdings Pty Ltd]	2	100%

Pledge Agreement

EXHIBIT A
          This SUPPLEMENT NO. [•] dated as of [•], (this “Supplement”) to the Pledge Agreement, dated as of [________], 2011 (the “Pledge Agreement”), among WRIGHT EXPRESS CORPORATION, a Delaware corporation (the “Company”), each of the Domestic Subsidiary Guarantors party thereto (together with the Company, the “Pledgors” and each individually, a “Pledgor”) in favor of BANK OF AMERICA, N.A., as administrative agent for itself and the other Secured Parties (as defined therein) (herein, together with its successors and assigns in such capacity, the “Administrative Agent”):
     A. Reference is made to the Credit Agreement, dated as of [__________], 2011 (as in effect from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, each Lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and RBS Citizens, National Association as joint lead arrangers and joint book managers.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Pledge Agreement, as applicable.
     C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and issue Letters of Credit. Section 21 of the Pledge Agreement provides that additional Loan Parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Loan Party (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement.
     Accordingly, the Administrative Agent and the New Pledgor agree as follows:
     1. In accordance with Section 21 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, to secure the Obligations, does hereby pledge and grant to the Administrative Agent a first priority security interest in all of the New Pledgor’s right, title and interest in and to the Collateral of the New Pledgor. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.
     2. The New Pledgor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it
Pledge Agreement

and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
     3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Pledgor and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
     4. The New Pledgor hereby represents and warrants that (a) Schedule 1 hereto describes the number, type and percentage amount of all Equity Interests of any Foreign Subsidiary (other than any Excluded Pledge Subsidiary) owned by it, and (b) such New Pledgor is the holder of record and sole beneficial owner of the Equity Interests indicated opposite its name on Schedule 1 hereto.
     6. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.
     7. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     8. If any provision of this Supplement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.
     9. The New Pledgor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.
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Pledge Agreement

     IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

WRIGHT EXPRESS CORPORATION
By
Title:

BANK OF AMERICA, N.A. as Administrative Agent
By
Name:
Title:

Pledge Agreement

SCHEDULE 1
To
Supplement to Pledge Agreement
LIST OF CAPITAL STOCK AND
EQUITY INTERESTS

		Type of	Number of Shares	Certificate
Pledgor	Name of Issuing Entity	Equity	or Equity Interest	No.	Percentage Owned
Pledge Agreement

EXHIBIT B
[Form of] Acknowledgment and Consent
     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of [_________], 2011 (the “Agreement”), made by the Pledgors party thereto for the benefit of Bank of America, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the other Secured Parties (as defined in the Agreement) as follows:
     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.
     2. The undersigned confirms the registration of its equity interests pledged under the Agreement to the Administrative Agent, on behalf of the Secured Parties, on such Person’s books.

[NAME OF ISSUER]
By:
Name:
Title:

Pledge Agreement (Wright Express Corporation)